                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 2005
                                                        -----------------
                              --------------------

                            RELATIONSERVE MEDIA, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      333-119632           20-2601326
            --------                      ----------           ----------
(State or Other Jurisdiction             (Commission         (IRS Employer
        of Incorporation)                File Number)        Identification No.)

       6700 North Andrews Avenue, Fort Lauderdale, Florida        33309
       ------------------------------------------------------------------
       (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (954) 202-6000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 18, 2005, RelationServe Media, Inc., a Delaware corporation
(the "Company")  announced its financial results for the quarter ended September
30, 2005. A copy of the press release is furnished as EXHIBIT 99.1.

         The  information  furnished  pursuant to this Item 2.02 of this Current
Report on Form 8-K,  including  EXHIBIT  99.1  hereto,  shall not be  considered
"filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as
amended, or otherwise subject to the liability of such section,  nor shall it be incorporated  by  reference  into  future  filings  by  the  Company  under  the
Securities  Act of 1933,  as amended,  or under the  Securities  Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit No.      Exhibits

      99.1             Press Release dated November 18, 2005.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Company  has duly  caused  this  report to be  signed on its  behalf by the undersigned hereunto duly authorized.

                                  RELATIONSERVE MEDIA, INC.
                                  (Registrant)

Date: November 18, 2005
                                  By:    /s/  Danielle Karp
                                         ---------------------------------------
                                  Name:  Danielle Karp
                                  Title: President